Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Saed Mohseni, Chief Executive Officer, in connection with the Report on Form 10-Q of McCormick & Schmick’s Seafood Restaurants, Inc. for the quarterly period ended June 25, 2005 (the “Report”), hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934  and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of McCormick & Schmick’s Seafood Restaurants, Inc.

/s/ SAED MOHSENI
Saed Mohseni
Chief Executive Officer

Dated:  August 8, 2005